UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

At the 2013 Annual Meeting of Shareholders of Big Lots, Inc. (“we,” “us” or “our”), Russell Solt received fewer votes for his election to our Board of Directors than votes withheld from his election. As a result, Mr. Solt offered to resign from the Board in accordance with our Corporate Governance Guidelines. On August 26, 2013, we issued a press release announcing that our Board of Directors has, after careful consideration, determined not to accept Mr. Solt's offer to resign. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	99.1*	Big Lots, Inc. press release dated August 26, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: August 26, 2013	By:	/s/ Timothy A. Johnson
Timothy A. Johnson
Senior Vice President and Chief Financial Officer